UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 7, 2011

TRANSATLANTIC HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10545	13-3355897
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

80 Pine Street, New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 365-2200

NONE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously disclosed, on the evening of November 18, 2011, a representative of Validus Holdings, Ltd. (“Validus”) electronically delivered to representatives of Transatlantic Holdings, Inc. (“Transatlantic”) a request for a new record date in connection with Validus’s proposed solicitation of written consents from Transatlantic stockholders. The request was accompanied by a new set of proposals, which sought, among other things, to remove five of Transatlantic’s seven directors, and elect the three directors nominated by Validus.

On December 7, 2011, Validus delivered a letter to Transatlantic that it no longer intends to use the requested record date in order to solicit written consents.

Additional Information about the Proposed Transaction with Alleghany and Where to Find It

In connection with the proposed transaction between Alleghany Corporation (“Alleghany”) and Transatlantic, Alleghany filed with the SEC on December 7, 2011 a registration statement on Form S-4 that includes a preliminary joint proxy statement of Alleghany and Transatlantic that also constitutes a prospectus of Alleghany. This communication is not a substitute for the joint proxy statement/prospectus or any other document that Transatlantic or Alleghany may file with the SEC or send to their shareholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE FORM S-4, INCLUDING THE PRELIMINARY JOINT PROXY STATEMENT/PROSPECTUS FILED AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC (INCLUDING THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS) IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the preliminary joint proxy statement/prospectus and other relevant documents filed by Alleghany and Transatlantic with the SEC at the SEC’s website at www.sec.gov. You may also obtain these documents by contacting Transatlantic’s Investor Relations department at Transatlantic Holdings, Inc., 80 Pine Street, New York, New York 10005, or via e-mail at investor_relations@transre.com.

Alleghany and Transatlantic and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about Alleghany’s directors and executive officers is available in Alleghany’s proxy statement dated March 17, 2011 for its 2011 Annual Meeting of Stockholders and in the preliminary joint proxy statement/prospectus filed with the SEC on December 7, 2011. Information about Transatlantic’s directors and executive officers is available in Transatlantic’s proxy statement dated April 8, 2011 for its 2011 Annual Meeting of Stockholders and in the preliminary joint proxy statement/prospectus filed by Alleghany with the SEC on December 7, 2011. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be, to the extent required, contained in the definitive joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger. Investors should read the definitive joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Alleghany or Transatlantic using the sources indicated above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSATLANTIC HOLDINGS, INC. (Registrant)

By:	/s/ Gary A. Schwartz
Gary A. Schwartz
Executive Vice President and General Counsel

Date: December 7, 2011